 CONESTOGA FUNDS

CONESTOGA SMALL CAP FUND

CONESTOGA SMID CAP FUND

Supplement dated September 5, 2018

To the Statement of Additional Information (“SAI”) dated January 31, 2018

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Effective August 31, 2018, Denise C. Marbach was appointed as a trustee of Conestoga Funds (the “Trust”) by the Trust’s Board of Trustees.

1.	The first paragraph under “TRUSTEES AND OFFICERS – Board of Trustees” on page 18 of the SAI is replaced in its entirety with the following:

Overall responsibility for management of the Trust rests with the members of the Board (the “Trustees”), who are elected by the shareholders of the Trust, unless appointed to fill a vacancy in accordance with the By-laws of the Trust and the 1940 Act. The Funds are managed by the Board in accordance with the laws of the State of Delaware. There are currently eight (8) Trustees, six (6) of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

2.	The following is added to the “Independent Trustees” section of the table under “TRUSTEES AND OFFICERS – Board of Trustees” beginning on page 18 of the SAI:

Name (Birth Year)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships
Denise C. Marbach (1954)	Trustee since 2018	Partner, PricewaterhouseCoopers (1998-2015); Partner, Coopers & Lybrand (1987-1998).	2	None

3.	The following is added before the last paragraph of the section entitled “TRUSTEES AND OFFICERS – Board of Trustees” on page 20 of the SAI:

Denise C. Marbach Ms. Marbach has been a Trustee since 2018. Ms. Marbach has substantial financial, managerial and consulting experience.

4.	The first paragraph under “TRUSTEES AND OFFICERS – Leadership Structure and Oversight Responsibilities” on page 20 of the SAI is replaced in its entirety with the following:

Overall responsibility for oversight of the Funds rests with the Board. The Funds have engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Funds’ Agreement and Declaration of Trust and By-Laws. The Board is currently composed of eight members, six of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

5.	The fourth paragraph under “TRUSTEES AND OFFICERS – Leadership Structure and Oversight Responsibilities” on page 21 of the SAI is replaced in its entirety with the following:

The Board has an Audit Committee, whose function is to recommend independent auditors of the Funds and monitor accounting and financial matters. The members of the Audit Committee are Ms. Marbach and Messrs. Ten Haken (Chairman), Blundin and Kovich. The Board has determined that Mr. Kovich may serve as the Audit Committee Financial Expert. The Audit Committee met three times during the fiscal year ended September 30, 2017.

6.	The table under “TRUSTEES AND OFFICERS – Leadership Structure and Oversight Responsibilities” beginning on page 22 of the SAI is replaced in its entirety with the following:

Independent Trustees	Dollar Range of Equity Securities in the Small Cap Fund	Dollar Range of Equity Securities in the SMid Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies [1]
Mr. William B. Blundin	$50,001-$100,000	$50,001-$100,000	Over $100,000
Mr. Nicholas J. Kovich	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Mr. James G. Logue	Over $100,000	None	Over $100,000
Denise C. Marbach[2]	None	None	None
Mr. John G. O’Brien	Over $100,000	$10,001-$50,000	Over $100,000
Dr. Richard E. Ten Haken	Over $100,000	$10,001-$50,000	Over $100,000

Interested Trustees
Mr. William C. Martindale, Jr.	$10,001-$50,000	$50,001-$100,000	Over $100,000
Mr. Robert M. Mitchell	Over $100,000	Over $100,000	Over $100,000

[1]	The Conestoga Funds “family of funds” consists of the Funds. Trustee holdings in the Conestoga family of funds as of December 31, 2017 include the Trustee’s holdings the Funds.
[2]	Ms. Marbach became a Trustee effective August 31, 2018.

7.	The table under “TRUSTEES AND OFFICERS – Board Compensation” beginning on page 22 of the SAI is replaced in its entirety with the following:

Trustee	Compensation from Small Cap Fund	Compensation from SMid Cap Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustee
Mr. William B. Blundin	$41,186.60	$3,813.40	None	None	$45,000
Mr. Nicholas J. Kovich	$56,161.60	$3,813.40	None	None	$59,975
Mr. James G. Logue	$41,186.60	$3,813.40	None	None	$45,000
Denise C. Marbach[1]	None	None	None	None	None
Mr. John G. O’Brien	$41,186.60	$3,813.40	None	None	$45,000
Dr. Richard E. Ten Haken	$56,161.60	$3,813.40	None	None	$59,975

[1]	Ms. Marbach became a Trustee effective August 31, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE